UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 12, 2015


                             ROSTOCK VENTURES CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                     333-144944                  98-0514250
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

2360 Corporate Circle, Suite 4000 Henderson, Nevada               89074-7722
   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code (702) 866-2500

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

     (i) On March 12, 2015, Rostock Ventures Corp. (the "Company") formally informed M & K CPAS, PLLC of their dismissal as the Company's independent registered public accounting firm.

     (ii) The reports of M & K CPAS, PLLC on the Company's financial statements as of and for the fiscal years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company's ability to continue as a going concern.

     (iii)The Company's Board of Directors participated in and approved the decision to change independent registered public accounting firms.

     (iv) During the fiscal years ended December 31, 2013 and 2012, and through March 12, 2015, there have been no disagreements with M & K CPAS, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M & K CPAS, PLLC would have caused them to make reference thereto in connection with their report on the financial statements for such years.

     (v) The Company has requested that M & K CPAS, PLLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by M & K CPAS, PLLC is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

     (1) On March 16, 2015, the Company engaged PLS CPA, A Professional Corporation as its new independent registered public accounting firm. During the two most recent fiscal years and through March 12, 2015, the Company had not consulted with PLS CPA, A Professional Corporation regarding any of the following:

          (i)  The   application   of   accounting   principles  to  a  specific
               transaction, either completed or proposed;

          (ii) The type of audit opinion that might be rendered on the Company's financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that PLS CPA, A Professional Corporation concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

          (iii)Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter from M & K CPAS, PLLC to the SEC.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSTOCK VENTURES CORP.


/s/ Gregory Rotelli
-------------------------------------
Gregory Rotelli
President and Chief Executive Officer

Date: March 23, 2015

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